UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: July 24, 2020

(Date of earliest event reported)

Intrepid Potash, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34025	26-1501877
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 17th Street, Suite 1050

Denver, Colorado 80202

(Address of principal executive offices and zip code)

(303) 296-3006

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	IPI	New York Stock Exchange

Indicate by checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 24, 2020, Intrepid Potash, Inc. (the “Company”) received notice from the New York Stock Exchange (the “NYSE”) that it is no longer in compliance with Section 802.01C of the NYSE Listed Company Manual (“Section 802.01C”) that requires listed companies to maintain an average closing share price of at least $1.00 over a period of 30 consecutive trading days (the “Notice”).

Pursuant to Section 802.01C, the Company generally has a period of six months following the receipt of the Notice to regain compliance with the minimum share price requirement, subject to any extensions by NYSE. The Company can regain compliance with the minimum share price requirement at any time during the cure period if, on the last trading day of any calendar month during the cure period or on the last day of the cure period, the Company has a closing share price of at least $1.00 per share and an average closing share price of at least $1.00 per share over the 30 trading-day period ending on such date. As required by the NYSE, the Company intends to notify the NYSE within 10 business days of receipt of the Notice of its intent to cure the listing standard deficiency and regain compliance with the minimum share price requirement.

As disclosed in Item 5.07 below, the Company held the Special Meeting (as defined below) to approve four proposals related to a potential reverse split of the Company’s stock and subsequent reductions in the number of authorized shares of the Company’s common stock. The Company’s stockholders voted to approve all proposals presented, which together grant the Company’s Board of Directors (the “Board”) authority to effect a reverse stock split of its the Company’s shares of common stock at a ratio not less than 1-for-3 and not greater than 1-for-15 and, conditional on the split, to effect a corresponding reduction in the number of authorized common shares of common stock according to the criteria outlined in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on June 30, 2020. In addition to a reverse split of common stock, the Company intends to consider all available options to cure the deficiency and restore compliance. The Company is in compliance with all other NYSE continued listing standard rules.

The Notice does not affect ongoing business operations of the Company or its reporting requirements with the Securities and Exchange Commission. nor does it trigger any violation of the Company’s material debt obligations. The Notice also has no immediate impact on the listing of the Company’s common stock, which will continue to be listed and traded on the NYSE during the cure period under the symbol “IPI” but will have an added designation of “.BC” to indicate the status of the common stock as below compliance. If the Company fails to regain compliance with Section 802.01C during the cure period, the Company’s common stock will be subject to the NYSE’s suspension and delisting procedures.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On July 28, 2020, the Company held a special meeting of its stockholders (the “Special Meeting”) as a virtual meeting online via live audio webcast. As of the record date for the Special Meeting, there were 132,951,858 shares of the Company’s common stock outstanding. The holders of 118,486,241 shares were represented in person or by proxy at the Special Meeting. The Company’s stockholders voted on, and approved, the following proposal at the Special Meeting:

Proposal 1.      To approve an amendment to the Company’s Restated Certificate of Incorporation to effect a reverse stock split, or the “Reverse Stock Split,” of the Company’s common stock at a ratio using a whole number ranging from one-for-three (1:3) to one-for-fifteen (1:15), with the exact ratio and effective time as may be determined at a later date by the Company’s Board of Directors in its sole discretion.

Votes For	Votes Against	Abstentions
113,015,625	5,308,518	162,098

Proposal 2.      Approval of an amendment to the Company’s Restated Certificate of Incorporation to effect, if and only if Proposal 1 is both approved and implemented, a reduction in the total number of authorized shares of the Company’s common stock to 80,000,000.

Votes For	Votes Against	Abstentions
112,815,687	4,525,315	1,145,239

Proposal 3.      Approval of an amendment to the Company’s Restated Certificate of Incorporation to effect, if and only if Proposal 1 is both approved and implemented, a reduction in the total number of authorized shares of the Company’s common stock to 40,000,000.

Votes For	Votes Against	Abstentions
112,348,893	4,684,960	1,452,388

Proposal 4.       Approval of an amendment to the Company’s Restated Certificate of Incorporation to effect, if and only if Proposal 1 is both approved and implemented, a reduction in the total number of authorized shares of the Company’s common stock to 26,666,667.

Votes For	Votes Against	Abstentions
112,639,671	4,663,525	1,183,045

Item 7.01	Regulation FD Disclosure.

On July 30, 2020, the Company issued a press release announcing the receipt of the Notice and the voting results from the Special Meeting. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished under this Item 7.01, including Exhibit 99.1, will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and will not be incorporated by reference into any filing under the Securities Act of 1933, except as expressly set forth by specific reference in that filing.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release of Intrepid Potash, Inc. dated July 30, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTREPID POTASH, INC.

Dated: July 30, 2020	By:	/s/ Matthew D. Preston
Matthew D. Preston
Vice President of Finance